UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

NCR VOYIX CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (800) 225-5627

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VYX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
NCR Voyix Corporation (“NCR Voyix” or the “Company”) held its 2025 Annual Meeting of Stockholders on June 6, 2025 (the “2025 Annual Meeting”). Record holders of NCR Voyix common stock, par value $0.01 per share and Series A Convertible Preferred Stock, liquidation preference $1,000 per share, at the close of business on March 18, 2025, the record date for the 2025 Annual Meeting, were entitled to vote on each of the proposals considered at the 2025 Annual Meeting. The holders of shares of common stock and shares of Series A Convertible Preferred Stock voted together as a single class, with the holders of Series A Convertible Preferred Stock voting on an as-converted basis as described in the Proxy Statement. The final results for each of the matters submitted to a vote of the Company’s stockholders at the 2025 Annual Meeting are as follows:

1. Election of Directors. Nine directors were elected to serve a term expiring at the Company’s 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualify by the votes set forth in the table below:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
James Kelly	131,643,794	377,570	147,898	12,523,141
Catherine L. Burke	128,571,011	3,543,024	55,227	12,523,141
Janet Haugen	129,824,273	2,227,276	117,713	12,523,141
Irv Henderson	130,617,759	1,396,330	155,173	12,523,141
Kirk Larsen	130,795,602	1,310,366	63,294	12,523,141
Laura Miller	131,346,150	707,372	115,740	12,523,141
Kevin Reddy	130,378,403	1,654,354	136,505	12,523,141
Laura Sen	131,484,468	566,109	118,685	12,523,141
Jeffrey Sloan	131,805,760	301,460	62,042	12,523,141

2. Non-Binding and Advisory Vote to Approve the Compensation of Named Executive Officers as Disclosed in the Proxy Statement. Executive compensation disclosed in the Company’s Proxy Statement was approved, on a non-binding and advisory basis, by the votes set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
120,704,443	11,277,970	186,849	12,523,141

3. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was ratified by the votes set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
141,899,724	2,551,656	241,023	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Voyix Corporation

By:	/s/ Kelli Sterrett
Kelli Sterrett
Executive Vice President, General Counsel and Secretary
Date: June 10, 2025